UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2021
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.

On July 6, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of PLBY Group, Inc. (“PLBY”) approved the engagement of BDO USA, LLP (“BDO”) as PLBY’s independent registered public accounting firm for the year ending December 31, 2021 and dismissed Prager Metis CPAs LLP (“Prager”) from that role. Accordingly, PLBY notified Prager that it had been dismissed as its independent registered public accounting firm as of July 6, 2021.

Prager served as the independent registered public accounting firm of Playboy Enterprises, Inc. (“Playboy”), prior to PLBY’s business combination with Playboy, which was consummated as of February 10, 2021 (the “Business Combination”). As was previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 16, 2021, PLBY’s pre-Business Combination independent registered public accounting firm was replaced by Prager effective as of April 15, 2021, the filing date of PLBY’s Annual Report on Form 10-K for the year ended December 31, 2020.

Playboy was the accounting predecessor of PLBY pursuant to the Business Combination. Prager served as Playboy’s independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019. The audit reports of Prager on Playboy’s financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Playboy’s fiscal years ended December 31, 2020 and 2019 and in the subsequent period through July 6, 2021, there were no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Exchange Act of 1934, as amended, with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports, nor were there any “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

PLBY has provided Prager with a copy of the foregoing disclosures and has requested that Prager furnish PLBY with a letter addressed to the SEC stating whether it agrees with the statements made by PLBY set forth above. A copy of Prager’s letter, dated July 9, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

    During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through July 6, 2021, neither Playboy, or PLBY solely for the period from April 15, 2021 to July 6, 2021, nor anyone acting on their behalf has consulted with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the applicable financial statements of Playboy or PLBY, and neither a written report nor oral advice was provided to Playboy or PLBY that BDO concluded was an important factor considered by Playboy or PLBY, as applicable, in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Prager Metis CPAs LLP to the SEC, dated as of July 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2021	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary